Exhibit 10.1





                          VALLEY FORGE SCIENTIFIC CORP.
                   NON-QUALIFIED EMPLOYEE STOCK OPTION PLAN



                         DATED: JULY 6, 1988, AS AMENDED


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                                   ARTICLE I

                                  DEFINITIONS

       1.1. In this Non-Qualified Employee Stock Option Plan (hereinafter referred to as the "Plan") unless the context otherwise requires, references to the following words shall have the following meanings:

       "APPLICATION" shall mean the Letter of Invitation substantially in the form set out in Appendix "A", attached hereto and made a part hereof, as may be amended by the Board from time to time.

       "BOARD" shall mean the Board of Directors of the Company or a duly constituted committee thereof.

       "COMPANY" shall mean Valley Forge Scientific Corp.

       "DATE OF GRANT" shall mean the date on which an Option is granted to a Qualified Person by the Company pursuant to Article V hereof.

       "FAIR MARKET VALUE" shall mean the fair market value of the Shares of the Company on the Date of Grant.

       "OPTION" shall mean a right to subscribe for Shares granted to a Qualified Person pursuant to the Plan.

       "OPTION HOLDER" shall mean a Qualified Person who holds an Option in accordance with the terms and provisions of the Plan.

       "OPTION SHARES" shall mean unissued Shares in respect of which Options are granted.

       "PARTICIPANT" shall mean any Qualified Person to whom an Option is granted.

       "PLAN" shall mean Valley Forge Scientific Corp. Non-Qualified Employee Stock Option Plan.

       "QUALIFIED PERSON" shall mean any employee, officer or director of or consultant to the Company.

       "SHARES" shall mean the authorized shares of common stock of the Company, without par value.

       "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and the Qualified Person, under which the Qualified Person is granted an option.

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       "SUBSCRIPTION PRICE" shall mean the price payable for a Share on the exercise of an Option, as determined in accordance with Article VI herein.

       "SUBSIDIARIES" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in
Section 425(f) of the Internal Revenue of Code of 1986, as amended.

                                   ARTICLE II

                                    GENERAL

       2.1. The purpose of the Plan is to advance the interests of Valley Forge Scientific Corp. and its stockholders by affording to Qualified
Persons of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such Qualified Persons of Options. By thus encouraging such Qualified Persons to become owners of the common stock of the Company, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment,initiative, leadership, and continued efforts the success of the Company in large measure depends.

       2.2. The company shall pay any and all fees and expenses incurred in connection with the exercise of any Options hereunder.

                                   ARTICLE III

                        INVITATIONS TO APPLY FOR OPTIONS

       3.1. The Plan shall be administered by the Board. The Board may at its discretion invite any Qualified Person to apply for an Option on the terms set forth herein and in the Application, in respect of the number of Option Shares that the Board shall therein specify.

       3.2. Subject to the limitations contained in Article IV hereof, the total number of Option Shares for which any Applications for Options will be invited shall be such number as determined by the Board.

       3.3. Subject to the express provisions of the Plan, the Board shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Application and the Stock Option Agreement issued to a Qualified Person, and to make all other determinations necessary or advisable in the administration of the Plan.

                                   ARTICLE IV

                                  LIMITATIONS

       4.1.    Subject to the adjustment pursuant to the provisions of Section
4.2 hereof, the total

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number of Shares which may be issued and sold hereunder shall not exceed five hundred thousand (500,000) Shares.

       4.2. If and to the extent that the Shares shall be increased or reduced by reason of a capitalization, a rights issue, sub-division, consolidation of shares or a reduction of capital, then the number of Shares subject to Options, the Subscription Price per Share and the number of Shares subject to the Plan, shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another entity, an Option Holder shall be entitled to receive an Option, to the extent not theretofore exercised, covering Shares or such other ownership interest of such reorganized, consolidated, or merged entity in the same proportion, at an equivalent price and subject to the same terms and conditions; provided, however, that the issuance of securities by the Company as consideration for the acquisition by the Company of securities of another corporation or any other asset will not be regarded as a circumstance requiring adjustment.

       4.3. All Shares acquired by the Option Holder pursuant to the Plan shall be subject to the restrictions contained in the By-Laws of the Company, or as same may be amended or restated from time to time, and (subject thereto) shall be effective on the date of issue thereof and rank pari passu with the Shares of the Company then in issue (including the right to receive all dividends or other distributions thereafter declared, paid or made by reference to a record date falling on or after the date of issue thereof).

                                   ARTICLE V

                               GRANT OF OPTIONS

       5.1. Each Option granted hereunder shall be recorded in the minutes of a meeting of or the written consent of the Board and evidenced by a written Application and Option Agreement dated as of the Date of the Grant and executed by the Company and the Option Holder, which Application shall set forth such terms and conditions as may be determined by the Board in its sole discretion consistent with the Plan.

       5.2. Subject to the rules of the Plan, the form, manner, and timing of Options, and the number of Shares comprised in an Option offered on any date shall be at the absolute discretion of the Board.

       5.3. Neither an Option Holder nor his successor shall have any of the rights of a stockholder of the Company until the receipt by the Secretary of the Company of written notice of the exercise of the Option by the Option Holder in accordance with the terms of the Stock Option Agreement.

       5.4. The terms of any Option granted under the Plan shall include a provision making such Option nontransferable by the Option Holder, except upon death, and exercisable during the lifetime of the Option Holder only by the Option Holder.

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                                 ARTICLE VI

                             SUBSCRIPTION PRICE

       6.1. The Subscription Price for a Share subject to an Option granted hereunder shall not be less than the Fair Market Value of the Share on the Date of Grant of the Option and at the time of exercise of the Option by the Option Holder, the Subscription Price for such Shares shall be paid in full.

                                 ARTICLE VII

                         RIGHT TO EXERCISE AN OPTION

       7.1. Each Option granted pursuant to the Plan shall contain provisions, established by the Board, setting forth the manner of exercise of such Option.

                                 ARTICLE VIII

                             TERMINATION OF OPTION

       8.1. Except as otherwise stated herein, the Option to the extent not heretofore exercised shall terminate upon the occurrence of any of the following dates, whichever shall occur first:

              (a) The expiration of (3) months after the date on which the employment of the Option Holder by the Company, or any of its Subsidiaries is terminated (except if such termination be by reason of death or permanent or total disability). The granting of an Option to a Qualified Person does not alter in any way the existing rights of the Company or any of its Subsidiaries to terminate the employment of such Qualified Person, except as specifically provided for in the Plan.

        (b) The expiration of six (6) months following the date of death of the Participant, subject to the Participant being in the employ of the company, or any of its Subsidiaries on the date of his death. Under such circumstances the executors and administrators of the Option Holder, in accordance with the terms of the Plan, may exercise the Option within six (6) months following the date of the death, as to any shares of stock not theretofore exercised during his lifetime.

        (c) The expiration of twelve (12) months after the date on which the employment of the Option Holder by the Company, or any of its Subsidiaries is terminated, if such termination be by reason of the permanent and total disability of the Option Holder as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended.

        (d) The expiration of ten (10) years from the Date of Grant by the Company to the Option Holder of the Option.

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                                 ARTICLE IX

                            STOCK CERTIFICATES

       9.1. The Company shall not be required to issue or deliver any certificate evidencing Shares purchased upon the exercise of any Option granted hereunder, prior to fulfillment of all of the following conditions:

              (a) The completion of any registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in its sole discretion deem necessary or advisable;

              (b) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Board shall in its sole discretion determine to be necessary or advisable;

              (c) The lapse of such reasonable period of time following the exercise of an Option as the Board from time to time may establish for reasons of administrative convenience; and

              (d) The execution by the Option Holder of an investment letter, satisfactory to the Board.

                                 ARTICLE X

              TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

       10.1. The Board may at any time, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided further, that no termination, amendment, or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Option Holder or (in the event of his death) his executors and administrators.

       10.2. Notwithstanding anything herein to the contrary, no variation to the number of Shares comprised in an Option or the Subscription Price thereof shall be made pursuant to any of the provisions contained in the Plan until the auditors of the Company shall have notified the Board in writing that such variation is, in their opinion, fair and reasonable.

                                 ARTICLE XI

                                MISCELLANEOUS

       11.1. The adoption of the Plan shall not affect any other stock option or incentive stock option or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation

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for employees of the Company or any of its Subsidiaries.

       11.2. The Plan shall be binding upon the successors and assigns of the Company.

       11.3. The place of administration of the Plan shall conclusively deemed to be within the Commonwealth of Pennsylvania and the validity, construction, interpretation, administration, and effect of the Plan and of its rules and regulations and the rights of any an all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the Commonwealth of Pennsylvania.

       11.4. The granting of options to any employee shall not give such employee any right to be retained in the employ of the Company, its subsidiary or affiliated companies; and the rights and power of the Company, its subsidiary and affiliated companies, to dismiss or discharge any employee is specifically reserved.

       11.5. No member of the Board shall be liable, in respect to this Plan, for any act whether of commission or omission taken by any other member or by any officer, agent, or employee of the Company, its subsidiary or affiliated companies, nor, except in circumstances involving his own bad faith, for anything done or omitted to be done by himself.


ATTEST:                                 VALLEY FORGE SCIENTIFIC CORP.


/s/ Thomas J. Gilloway             By:  /s/ Jerry L. Malis
------------------------                ------------------------------
Thomas J. Gilloway, Secretary           Jerry L. Malis, President


    (SEAL)



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                                 APPENDIX A
                            LETTER OF INVITATION



                                         _____________, 198_

To:

Dear Mr. ______________:

     Re:     VALLEY FORGE SCIENTIFIC CORP. NON-QUALIFIED EMPLOYEE
             STOCK OPTION GRANT

     The Board of Directors believes that key members of the Company should have stake in the growth of the Company's prosperity which their joint efforts help to promote. The Board of Directors wishes, therefore, that you should be given the opportunity to acquire shares of common stock in the Company under the Valley Forge Scientific Corp. Non-Qualified Employee Stock Option Plan dated June ___, 1988 ("Plan"). The enclosed Stock Option Agreement specifies that you have been granted a Stock Option and sets forth the terms of the option granted.

     If the agreement prepared meets with your approval, kindly execute and return both originals to me. These originals will then be executed by both me and the Secretary of Valley Forge Scientific Corp. and one original fully executed will be returned to you. Please feel free to contact me should any questions arise.


                                         Very truly yours,




                                        Jerry L. Malis, President

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                                 APPENDIX B

                   FORM OF EXERCISE OF STOCK OPTIONS


TO:  Secretary of the Corporation
     Valley Forge Scientific Corp.
     136 Green Tree Road
     Oaks, PA 19456

Dear Sir/Madam:

     I wish to exercise Options for ___________ shares of common stock of Valley Forge Scientific Corp., without par value, now available to me under the grant of _____ shares made to me effective of as ___________ at $______ per share pursuant to the Valley Forge Scientific Corp. Non-Qualified Stock Option Plan and the Stock Option Agreement, copy of said Agreement being attached hereto. My certified check drawn to the order of Valley Forge Scientific Corp. in the amount of $_____ is attached.

NAME: _____________________

SS NO.: _____________________

                                Address of Record:


___________________________________________________________________
      (Street)         (City)           (State)             (Zip)


Please forward my certificate to the following address:




_____________________________________________________________________
    (Street)          (City)             (State)             (Zip)



____________________________                _________________________
Employee Signature                          Date

[To be completed by Personnel Manager:

The above individual is a current employee:      Yes _________  No __________

Termination Date  _______________________.]

_____________________________               _________________________
Authorized Corporate Officer                Date